Exhibit 10.8

THIRD AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

March 6, 2009 (the “Effective Date”)

THIS THIRD AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NATMI TRUCK TERMINALS, LLC (“Buyer”), a Delaware limited liability company, as buyer.

Recitals

A. Effective as of December 19, 2008 Buyer and Seller entered into that certain Real Estate Sales Contract (as amended, the “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in various locations, as more particularly described in the Sale/Leaseback Contract.

B. Effective January 21, 2009 Seller and Buyer executed that certain First Amendment to Real Estate Sales contract which, among other things, addressed matters relating to First Close Properties, Environmental Properties, Structured Properties, Title Objection Properties and List A Properties.

C. Effective February 12, 2009 (Thursday) Seller and Buyer executed that certain Second Amendment to Real Estate Sales contract which, among other things, extended the Optional Closing Date to March 6, 2009 (Friday).

D. Buyer and Seller have agreed to further amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Remaining Properties. Attached hereto as Exhibit “A” is the list of those List A Properties that have not closed. The property located at 2950 Lone Oak Circle, Minneapolis, Minnesota is hereby transferred from List B to List A.

5. Waiver of Inspection Period. Buyer waives its right to terminate the Sale/Leaseback Contract pursuant to Section 7(B) thereof as to the following properties:

15950 Smith Road, Denver, Colorado

1000 Chaddick Drive, Chicago North, Illinois

6845 North Cutter Circle, Portland, Oregon

9415 Wallisville Road, Houston, Texas

6. Environmental Properties. The Property located at 802 East 11th Street, Tacoma, Washington shall be added to the list of Environmental Properties.

7. Title Objections Properties. The Property located at 9415 Wallisville Road, Houston, Texas shall be added to the list of Title Objection Properties with the following specific title objection: There is an outstanding building permit. The Buyer shall have until 5:00 p.m. (EST) on March 27, 2009 to notify Seller pursuant to Section 4 of the Contract of any Non-Permitted Exceptions to which Buyer objects with respect to the property located at 2950 Lone Oak Circle, Minneapolis, Minnesota.

8. Structural Properties. The Property located at 802 East 11th Street, Tacoma, Washington shall be added to the list of Structural Properties.

9. Sprinklers. The Leaseback for the Property located at 1000 Chaddick Drive, Chicago North, Illinois and Property located at 2301 Hawkins Point Road, Baltimore, Maryland shall include a provision that Tenant (as defined in the applicable Leaseback) is obligated to make all repairs and expansions to the fire sprinkler system on the Premises (as defined in the applicable Leaseback) as required by applicable Laws (defined in the applicable Leaseback)

10. Optional Closing Date. The (amended) Optional Closing Date of March 6, 2009 (Friday) is hereby deleted in its entirety, and the new Optional Closing Date shall be March 31, 2009 (Tuesday).

11. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NATMI TRUCK TERMINALS, LLC, a Delaware limited liability company

By:	/s/ Timothy A. Wicks	By:	/s/ Brian Kuzniar
Name:	Timothy A. Wicks	Name:	Brian Kuzniar
Its:	EVP & CFO	Its:	Vice President

FOURTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

March 31, 2009 (the “Effective Date”)

THIS FOURTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NATMI TRUCK TERMINALS, LLC (“Buyer”), a Delaware limited liability company, as buyer.

Recitals

A. Effective as of December 19, 2008 Buyer and Seller entered into that certain Real Estate Sales Contract (as amended, the “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in various locations, as more particularly described in the Sale/Leaseback Contract.

B. Effective January 21, 2009 Seller and Buyer executed that certain First Amendment to Real Estate Sales contract which, among other things, addressed matters relating to First Close Properties, Environmental Properties, Structured Properties, Title Objection Properties and List A Properties.

C. Effective February 12, 2009 (Thursday) Seller and Buyer executed that certain Second Amendment to Real Estate Sales contract which, among other things, extended the Optional Closing Date to March 6, 2009 (Friday).

D. Effective March 6, 2009 (Friday) Seller and Buyer executed that certain Third Amendment to Real Estate Sales Contract which, among other things, (i) addressed matters relating to Remaining Properties, Waiver of Inspection Period, Environmental Properties, Structural Properties, and Sprinklers, and (ii) extended the Optional Closing Date to March 31, 2009 (Tuesday).

E. Buyer and Seller have agreed to further amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Baltimore, Maryland. The property located at 2301 Hawkins Point Road, Baltimore, Maryland is hereby deleted from List A.

5. Optional Closing Date. The (amended) Optional Closing Date of March 31, 2009 (Tuesday) is hereby deleted in its entirety, and the new Optional Closing Date shall be April 21, 2009 (Tuesday).

6. Seller’s Right to Market the Properties. Notwithstanding anything to the contrary contained in the Sale/Leaseback Contract, any subsequent amendments, this Amendment, and/or any other document executed in connection with, or relating in any way to, the transaction underlying the Sale/Leaseback Contract, from and after the Effective Date Seller shall have the right to market for sale, lease, and/or other transfer, any and all of the List A Properties that have not closed prior to the Effective Date (the “Remaining Properties”), and Seller may take any and all actions Seller deems necessary, in Seller’s sole and absolute discretion, to market the Remaining Properties for sale, lease, and/or other transfer. Buyer will continue to have the right to purchase the Remaining Properties through and up to the Optional Closing Date, and Seller will not enter into any contract for the sale and leaseback of the Remaining Properties with any other buyer prior to the Optional Closing Date.

7. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

(signature page follows)

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NATMI TRUCK TERMINALS, LLC, a Delaware limited liability company

By:	/s/ Brad Schroeder	By:	/s/ Brian Kuzniar
Name:	Brad Schroeder	Name:	Brian Kuzniar
Its:	VP Finance & Properties	Its:	Vice President

FIFTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

April 21, 2009 (the “Effective Date”)

THIS FIFTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NATMI TRUCK TERMINALS, LLC (“Buyer”), a Delaware limited liability company, as buyer.

Recitals

A. Effective as of December 19, 2008 Buyer and Seller entered into that certain Real Estate Sales Contract (as amended, the “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in various locations, as more particularly described in the Sale/Leaseback Contract.

B. Effective January 21, 2009 Seller and Buyer executed that certain First Amendment to Real Estate Sales Contract (the “First Amendment”) which, among other things, addressed matters relating to First Close Properties, Environmental Properties, Structured Properties, Title Objection Properties and List A Properties.

C. Effective February 12, 2009 (Thursday) Seller and Buyer executed that certain Second Amendment to Real Estate Sales contract which, among other things, extended the Optional Closing Date to March 6, 2009 (Friday).

D. Effective March 6, 2009 (Friday) Seller and Buyer executed that certain Third Amendment to Real Estate Sales Contract which, among other things, (i) addressed matters relating to Remaining Properties, Waiver of Inspection Period, Environmental Properties, Structural Properties, and Sprinklers, and (ii) extended the Optional Closing Date to March 31, 2009 (Tuesday).

E. Effective as of March 31, 2009 (Tuesday) Seller and Buyer executed that certain Fourth Amendment to Real Estate Sales Contract which, among other things, (i) deleted the Baltimore, Maryland property from List A; (ii) extended the Optional Closing Date to April 21, 2009 (Tuesday), and (iii) addressed Seller’s Right to Market the Properties.

F. Buyer and Seller have agreed to further amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Deleted Properties. Borrower has elected not to acquire the List A Properties listed on Exhibit “A”, attached hereto and incorporated herein by reference.

5. Remaining Properties. Attached hereto as Exhibit “B”, and incorporated herein by reference, is the list of the remaining List A Properties that have not closed prior to the Effective Date of this Amendment (the “Remaining Properties”).

6. Waiver of Buyer’s right to terminate. Buyer waives its right to terminate the Sale/Leaseback Contract pursuant to (i) Section 7(C) of the Sale/Leaseback Contract, and (ii) Sections 5, 6, and 7 of the First Amendment.

7. Extended Optional Closing Date. The Closing on the Remaining Properties shall occur on May 21, 2009 (Thursday) (the “Extended Optional Closing Date”). TIME IS OF THE ESSENCE WITH RESPECT TO THE EXTENDED OPTIONAL CLOSING DATE.

8. Waiver of Buyer’s Opportunity to Cure; Seller’s Remedies. Buyer waives any and all rights to notice and an opportunity to cure any default by Buyer under the Sale/Leaseback Contract including, without limitation, the notice and cure rights contained within Section 10(b) of the Sale/Leaseback Contract.

9. Effect of Buyer’s failure to close on the Extended Optional Closing Date. If Closing does not occur on the Extended Optional Closing Date because of a default by Buyer under the Sale/Leaseback Contract, then, without notice or any other action by Seller or Buyer:

(a) the remaining balance of the Deposit shall be paid to and retained by Seller as liquidated damages;

(b) the Sale/Leaseback Contract shall terminate; and

(c) Seller and Buyer shall have no further obligations to each other under the Sale/Leaseback Contract.

10. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NATMI TRUCK TERMINALS, LLC, a Delaware limited liability company

By:	/s/ Brad S. Schroeder	By:	/s/ James M. Hutchinson
Name:	Brad S. Schroeder	Name:	James M. Hutchinson
Its:	VP Finance & Properties	Its:	President